Energy Efficiency Reimagined NASDAQ: TGEN 3nd Quarter 2018 Investor Presentation

Safe Harbor Statement This presentation and accompanying documents contain “forward-looking statements” which may describe strategies, goals, outlooks or other non-historical matters, or projected revenues, income, returns or other financial measures, that may include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," "target," "potential," "will," "should," "could," "likely," or "may" and similar expressions intended to identify forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors that may cause our actual results to differ materially from those expressed or implied by such forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update or revise any forward-looking statements. In addition to those factors described in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q under “Risk Factors”, among the factors that could cause actual results to differ materially from past and projected future results are the following: fluctuations in demand for our products and services, competing technological developments, issues relating to research and development, the availability of incentives, rebates, and tax benefits relating to our products and services, changes in the regulatory environment relating to our products and services, integration of acquired business operations, and the ability to obtain financing on favorable terms to fund existing operations and anticipated growth. In addition to GAAP financial measures, this presentation includes certain non-GAAP financial measures, including adjusted EBITDA which excludes certain expenses as described in the presentation. We use Adjusted EBITDA as an internal measure of business operating performance and believe that the presentation of non-GAAP financial measures provides a meaningful perspective of the underlying operating performance of our current business and enables investors to better understand and evaluate our historical and prospective operating performance by eliminating items that vary from period to period without correlation to our core operating performance and highlights trends in our business that may not otherwise be apparent when relying solely on GAAP financial measures. 2

John Hatsopoulos Co- Founder, Chairman Emeritus Retired President and Vice Chairman of the board of directors of Thermo Electron Corp. (now Thermo Fisher Scientific) Developed Thermo’s famous ‘spinout’ strategy, resulting in the spinout of 24 public companies from the parent Raised nearly $5B from 1990 – 1998 as Thermo’s CFO for the parent company and it’s various spinout subsidiaries Board of Directors of the American Stock Exchange from 1994 – 2000 Former “Member of the Corporation” of Northeastern University 3

Benjamin Locke CEO, Director Joined company as General Manager in 2013 Director of Business Development at Metabolix from 2001 to 2013 Previously served as Vice President of Research at Innovative Imaging Systems Led Tecogen to full year profitability in 2017 Enhanced Tecogen Product Offerings Expanded addressable markets for Tecogen systems Developing strategic partnerships and acquisitions for future growth 4

Tecogen Advanced Modular Energy Systems Heat, Power, and/or Cooling that is: Cheaper Industry leading efficiency and reduced exposure to expensive electricity Cleaner Proprietary near-zero emissions technology, GHG reductions More reliable Real-time monitoring, blackout protection, and improved grid resiliency All of Tecogen’s equipment is powered by efficient natural gas equipped with Tecogen’s patented Ultera Emission Control 5

Clean Energy Products Microgrid CHP Gas Chillers Efficient CHP Resiliency and Savings Hot and Cold Water Energy Savings Emissions Clean Energy and Energy Reduction Resiliency From Production Criteria Pollutant Elimination Central Electric Utility On-site utility 6

Sustainable Competitive Advantage Proprietary and patented Creates value proposition technology for customers that drives Ultera Emission control ✓ Revenue Growth Inverter microgrid architecture ✓ Robust Gross Margins ✓ Proprietary PMG technology Repeat Business Natural gas engine optimization In-house engineering and installation Fully integrated on-site service and maintenance 7

Born to Innovate 2013: Patent 2014: IPO and 2016: Roll out of 2017: Acquisition 2018: ETL certification dramatically awarded for Ultera listing on of American DG to ANSI/UL 1741 SA for emissions upgraded NASDAQ: Energy smart inverters technology TGEN InVerde e+ 2000: Investor 2003: First (and 2008: Roll out group led by John only) engine driven of original and George CHP module to InVerde Originally founded as an energy technology Hatsopoulos obtain full cogeneration acquires Tecogen California Electric unit R&D center within Thermo Electron Corp. Rule 21 Certification (now Thermo Fisher Scientific) 8

Diverse Core Customer Base Installed Base at YE ‘17 2017 Revenue by Stream NOTE: Energy Production Broad Sales Pipeline revenue acquired in May, 2017 ✓ Health Care Energy Direct Sales Effort 10% Production ✓ 12% ESCOs Multi-Unit Cogeneration 25% ✓ Education Residential Building Management 15% 39% Installations Companies 23% ✓ Industrial & Chiller & Other Engineering Firms Manufacturing Products 10% 14% ✓ Energy Efficiency Other Service Consultants 15% Hospitality & Contracts Recreation 26% 11% Stable service revenue provide balance Over 3,000 units to faster growing and more volatile installed to-date product and installation revenues 9

Substantial Core Business Growth Opportunities Inexpensive and abundant natural gas $40+ billion market Grid Improving resiliency regulatory and blackout for clean, reliable environment protection Evolving CHP systems market conditions encourage adaption Demand response incentives Direct cash and demand incentives charge avoidance Federal investment tax credit *Global Market Insights: Global Combined 10 Heat and Power Market Report, April 2017

Cogeneration (CHP): Electricity and Heat Modular and scalable Ideal for Best in class electrical efficiency 60-125 kW, scalable to 1MW+ • Locations with many beds and showers: hotels, Remote monitoring dormitories, apartment buildings, prisons • Light manufacturing and industrial facilities with hot water requirements • Fitness centers ✓ Proprietary inverter ✓ CERTS certified microgrid system ✓ ✓ Blackout protection Cost effective heat and power 11

Chillers (Mechanical CHP): Heating and Cooling The only natural gas engine Ideal for driven chiller on the market • Hospitals 30-60% cheaper to operate than equivalent electric • Indoor agriculture chillers • Light manufacturing and industrial 50-400 tons of cooling capacity facilities with both cooling and heating requirements “Free” waste heat and clean carbon dioxide emissions stream may be repurposed for indoor • Sports facilities: Swimming pools, ice agriculture applications rinks Eligible for similar incentives as CHP Sales cycle more transactional and predictable 12

Ultera Emissions Eliminates Criteria Pollutants Non-invasive emissions system Reduces criteria pollutants (NOx, NMOG, CO) to near zero fuel-cell equivalent levels Patent protected and insured Installed on virtually all Tecogen equipment Simple retrofit to existing engines with no performance loss Proven in many engine systems: Tecogen, Ford, GM, Caterpillar, Generac, etc. South Coast Air Quality Management District (SCAQMD) of southern California has reset its Best Available Control Technology (BACT) standard for non- emergency engine-driven generators to a level that rich-burn engines can only achieve when equipped with Ultera 13

Ultera Emissions Technology Expansion into Vehicle Markets Significant upside for Ultera emissions technology to automotive, truck and fork truck industries 14

Ultera Emissions Development Status Fork trucks must meet strict emissions standards Affordability, distribution network, and power profile make propane the fuel of choice Propane powered Batteries/ fuel cells greatly compromise performance fork trucks Funded in part by the Propane Council (PERC) Test of retrofitted fork truck exceptionally successful 2H ‘18 demonstration with fork truck/engine partner Mitsuibishi Caterpillar Folklift of America (MCFA) Successful Phase 1 and 2 testing validated proof of Gasoline powered concept in light truck, small passenger vehicle Contract in place with research institute to optimize passenger and catalyst formations for gasoline powered engines light duty vehicles Future phases to focus on development of a commercially viable prototype 15

Sustained Positive Financial Results T4Q Adjusted EBITDA 3Q ‘18 Revenues of $7.9 million Quarterly with T4Q Average (green line) - $Thousands T4Q revenue of $37 million $1,000 Revenue growth on T4Q basis year over year of $500 23% T4Q gross profit of $13.7 million $0 Sustained step change to profitability originally -$500 achieved in 3Q’16 Qtrly Adjusted EBITDA -$1,000 T4Q Adjusted EBITDA* of $248K for 3Q’18 Average EBITDA T4Q ADG Energy production revenue contributed -$1,500 $616K to Gross Profit 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 2015Q3 2015Q4 2016Q1 2016Q2 2016Q3 2016Q4 2017Q1 2017Q2 2017Q3 2017Q4 2018Q1 2018Q2 2018Q3 *Adjusted EBITDA is defined as net income (loss) attributable to 2014Q1 Tecogen Inc., adjusted for interest, depreciation and amortization, unrealized gain or loss on securities, stock based compensation Sustained step change expense, and one-time merger related expenses. to profitability 16

3Q'18 Summary of Results


Tecogen

$ in thousands	3Q'18	3Q'17	YoY Increase (Decrease)		Comments
Revenue					
Products	$ 2,765,094	$ 2,425,616	$ 339,478	14.0%	Highlighted by chiller sales
Service	3,713,770	4,519,467	(805,697)	-17.8%	Decrease in turnkey installations
Energy Production	1,459,820	1,556,115	(96,295)	-6.2%	
Total Revenue	7,938,684	8,501,198	(562,514)	-9.7%	
Gross Profit					
Products	$ 1,069,747	$ 887,101	$ 182,646		Additional gross profit from increased product sales
Service	1,196,560	1,538,013	(341,453)		
Energy Production	616,791	832,917	(216,126)		Energy production was higher than expected in 3Q'17
Total Gross Profit	2,883,098	3,258,031	(374,933)	-11.5%	
Gross Margin: %					
Products	38.7%	36.6%	2.1%		Stronger margins seen in both cogen and chiller sales
Service	32.2%	34.0%	-1.8%		Installation business brings tighter profit than contract maintenance
Energy Production	42.3%	53.5%	-11.3%		Energy production margin is in line with long term expectations
Total Gross Margin	36.3%	38.3%	-2.0%		
Operating Expenses					
General & administrative	$ 2,582,600	$ 2,427,352	$ 155,248		Merger related expenses accounts for about half of this increase
Selling	581,716	503,415	78,301		Additional selling efforts
Research and development	281,094	241,725	39,369		R&D activities in connection with the forklift project
Total Operating Expenses	3,445,410	3,172,492	272,918	8.6%	Additional R&D and selling expenses account for some of this difference
Gain (loss) on marketable securities	19,681	-	19,681		
Adjusted EBITDA (see reconciliation)	$ (258,655)	$ 295,755	$(554,410)		See detailed reconciliation

Strong Q3 product revenue growth

Consistently strong gross margin

Investing in our future

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Contact Information Company Information Tecogen, Inc. 45 First Ave Waltham, MA 02451 NASDAQ: TGEN www.tecogen.com Contact Benjamin Locke, CEO Energy Efficiency Reimagined 781.466.6402 Benjamin.Locke@Tecogen.com John Hatsopoulos, Chairman Emeritus 781.622.1120 John.Hatsopoulos@Tecogen.com 18

Appendix

- Management team
- Board of Directors
- Detailed financial information
- Cogeneration InVerde e+ data
- Cogeneration savings case study
- Tecochill chiller data
- Indoor agriculture
- Ilios water heater data
- Ultera emission technology diagram
- Emission reduction comparison chart
- Standby generator emissions test results
- AVL car emissions test results
- Fork truck emissions test results

Tecogen Inc Company Information	
NASDAQ Ticker	TGEN
Recent Stock Price	~$3.85/sh
52-week Range	$2.30 - $4.00/sh
Shares Outstanding (06/30/18)	24.82 million
Market Capitalization	~$96 million
Ownership of Directors, Officers, and their family trusts (06/30/18)	19.6%
Total Assets (06/30/18)	$51.5 million
Membership: Russell Microcap® Index	

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Management Team Benjamin Robert Bonnie Jack Locke Panora Brown Whiting Chief Executive Officer President, COO Chief Accounting General Counsel • Joined company as general • General Manager of Officer • Prior to joining Tecogen in manager in 2013 Tecogen’s product group • CFO of American DG 2018, was VP, General • Director of Business since 1990 Energy from 2015 to Counsel & Secretary of Development at Metabolix • Manager of Product merger GeNO LLC (2012-2017), Levitronix LLC (2009-2011), from 2001 to 2013 Development, Engineering, • Previously CFO of Tecogen and Operations since 1984 and American Renal • Previously served as Vice from 2007 to 2014 Associates (2002-2008) President of Research at • Joined Tecogen in 2005 as • Associate General Counsel Innovative Imaging Controller Systems of Thermo Electron from • Partner at Sullivan, Bille, 1996 to 2002 • Responsible for Tecogen PC, a regional accounting growth and profitability firm prior to joining Tecogen 20

Board of Directors

Tecogen

Angelina Galiteva
Director, Board Chairwoman

- Chair of the Company since 2005
- Founder and Chair of the Board for the Renewables 100 Policy Institute, a non-profit entity dedicated to the global advancement of renewable energy solutions since 2008
- Chairperson at the World Council for Renewable Energy and Board member of the Governors of the California ISO

Charles Maxwell
Director, Chair of Audit Committee

- Company Director since 2001
- 40 years of energy sector specific experience with major oil companies and investment banking firms
- Former Senior Energy Analyst with Weeden & Co.
- Board Chairman of American DG Energy, Inc.

Deanna Peterson
Director

- Company Director since 2017
- Chief Business Officer of AVROBIO since 2016
- Vice President of Business Development at Shire Pharmaceuticals from 2009 to 2015
- Led development, priorization and execution of Shire's overall corporate and business development strategies

John Hatsopoulos
Advisor to the board

- Chairmain Emeritus, Retired CEO and Director of the Company organization in 2000 to 2018
- Co-Founder for Thermo Electron Corp., now Thermo Fisher Scientific (NYSE: TMO)
- As Thermo Electron CFO, grew company from a market capitalization of ~$100 million in 1980 to over $2.5 billion

Ahmed Ghoniem
Director

- Company Director since 2008
- Ronald C. Crane Professor of Mechanical Engineering at MIT
- Director of the Center for 21st Century Energy and Head of Energy Science and Engineering at MIT
- Associate Fellow of the American Institute of Aeronautics and Astronautics

Keith Davidson
Director

- Company Director since 2016
- President of DE Solutions, a consulting and engineering firm serving the distributed energy markets
- Former Director of the Gas Research Institute and past President of the American Cogeneration Association
- 25 years of experience in energy and environmental technology development and implementation

Benjamin Locke
Director

- Company Director since 2018
- Joined company as general manager in 2013
- Director of Business Development at Metabolix from 2001 to 2013
- Former Vice President of Research at Innovative Imaging Systems
- Responsible for Tecogen growth and profitability

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3Q '18 Financial Metrics: Revenues, Margins, Growth

- Four diverse revenue streams providing a mix of transactional and annuity like revenue streams
  - Product revenue grew 14%, with chillers gaining 89%, year over year
  - Product gross margin improved 6% year over year
  - Turnkey installation included in service operations facilitates both product and service revenue
  - Energy production revenue provided $1.5 million of stable cash flow with gross margin of 42.3%, exceeding expectations
- Overall gross margin of 36.3%, down by 2% year over year
- Overall gross margin on a T4Q basis of 37.1%
- Total revenue growth on a T4Q basis of 23%

	Quarter Ended September			
$ in thousands	2018	2017	YoY Growth	% of Total Rev
Revenue				
Cogeneration	$ 1,664	$ 1,842	-9.7%	21.0%
Chiller	1,101	583	88.7%	13.9%
Total Product Revenue	2,765	2,426	14.0%	34.8%
Service Contracts and Parts	2,066	2,110	-2.1%	26.0%
Installation Services	1,648	2,410	-31.6%	20.8%
Total Service Revenue	3,714	4,519	-17.8%	46.8%
Energy Production	1,460	1,556	-6.2%	18.4%
Total Revenue	$ 7,939	$ 8,501	-6.6%	100.0%
Cost of Sales				
Products	$ 1,695	$ 1,539	10.2%	
Services	2,517	2,981	-15.6%	
Energy Production	843	723	16.6%	
Total Cost of Sales	$ 5,056	$ 5,243	-3.6%	
Gross Profit	$ 2,883	$ 3,258	-11.5%	36.3%
Net loss attributable to Tecogen Inc.	$ (603)	$ 27		
Gross Margin				
Products	38.7%	36.6%		
Services	32.2%	34.0%		
Aggregate Products and Services	35.0%	34.9%		
Energy Production	42.3%	53.5%		
Overall	36.3%	38.3%		

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Consistent Financial Progress ADJUSTED EBITDA* 3Q ‘18 Compared to 3Q ‘17 Backlog - Product and Installation Services Adjusted EBITDA 3Q'18 3Q'17 $ Millions $25.0 Non-GAAP financial disclosure $20.0 Net income (loss) attributable to Tecogen Inc. $ (603,037) $ 27,211 Interest expense & other expense, net 9,531 30,393 $15.0 Income tax expense 3,815 - Depreciation & amortization, net 199,938 160,061 $10.0 EBITDA (389,753) 217,665 $5.0 Stock based compensation 55,330 40,645 Merger related expenses 75,768 37,445 $- Adjusted EBITDA $ (258,655) $ 295,755 Jul-15 Jul-16 Jul-17 Jul-18 Jan-15 Jan-16 Jan-17 Jan-18 Sep-15 Sep-16 Sep-17 Sep-18 Nov-15 Nov-16 Nov-17 Nov-18 Mar-15 Mar-16 Mar-17 Mar-18 May-15 May-16 May-17 May-18 Steady growth in the backlog *Adjusted EBITDA is defined as net income (loss) attributable to Tecogen Inc., adjusted for interest, depreciation and amortization, translates to revenue growth stock based compensation expense, unrealized gain or loss on equity securities and merger related expenses. 23

Consistent Financial Progress Trailing 4 Quarters (%) Revenue: Trailing 4 Quarters 50% 20,000 18,000 46% 16,000 Thousands 14,000 42% 12,000 G&A and Selling Costs as % of Revenue 10,000 38% Gross Margin 8,000 6,000 4,000 34% 2,000 - 30% 2014 2014 2014 2014 2015 2015 2015 2015 2016 2016 2016 2016 2017 2017 2017 2017 2018 2018 2018 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2014Q3 2014Q4 2015Q1 2015Q2 2015Q3 2015Q4 2016Q1 2016Q2 2016Q3 2016Q4 2017Q1 2017Q2 2017Q3 2017Q4 2018Q1 2018Q2 2018Q3 Product Service Energy 2014Q2 Energy production revenue Declining operating expenses as a acquired in May, 2017 percentage of revenue demonstrates scalability with revenue growth 24

InVerde e+ Data Best in class efficiency: 33% electrical, 94% overall (LHV) Ideal for markets with commercial electric rates over $0.12/kWh Variable speed operation from 10kW to 125 kW with superior part-load efficiency Fully scalable to multi-MW system Cloud-based real-time performance monitoring Indoor and outdoor installation Dimensions (indoor 7’6”x4’0”x5’9” / outdoor 7’10”x4’11”x6’4”) Weight (indoor 4,300 lbs / outdoor 4,800 lbs) Acoustic Level: 69 dBa @ 20’ Operating Temperature Range: -4⁰ to 104⁰ F (-20⁰ to 40⁰ C) Smart Inverter Technology UL 1741 and UL 2200 certified Unique CERTS-Microgrid capability enables grid-independent Energy savings can pay operation back initial investment in Only inverter-based CHP system that meets NFPA’s Type 10 as few as 2-5 years Emergency Power Supply System rapid blackstart standard Demand Response capable for automatic dispatching 25

Cogeneration Case Study Electrciity Savings $18,000 Heat Savings $300,000 Cumulative Savings (RHS) $15,000 $250,000 Location: 205 West End Ave, New York City $12,000 $200,000 What: Two InVerde’s that went into service in $9,000 $150,000 April, 2016 $6,000 $100,000 Cumulative Savings: $300 thousand over first 24 $3,000 $50,000 months of operation $0 $0 Expected Payback Period: 4 to 6 years before Apr-16 Oct-16 Apr-17 Oct-17 Jun-17 Jun-16 Feb-17 Feb-18 Aug-16 Aug-17 Dec-17 NYSERDA rebate Dec-16 Electricity Generation: MWH (RHS) Total Electric Generation: 2,219 MW-Hours 28.0% 130 Electrical Efficiency Average Electrical Efficiency: 27.1% 27.5% 110 Total Efficiency: 63.3% with 51.5% of captured 27.0% heat utilized 26.5% 90 Source of Operational Data: NYSERDA DG Integrated Data System 26.0% 70 25.5% 25.0% 50 Apr-16 Oct-16 Apr-17 Oct-17 Jun-16 Jun-17 Feb-17 Feb-18 Dec-16 Dec-17 Aug-16 Aug-17 26

Tecochill Data

Only natural gas engine driven chiller available

- Widely deployed across North America
- Utilizes less than 1% of the electricity of competing electric chillers, which can be supplied by small retail generator (<3kW)
- Eliminates exposure to on-peak electric demand charges
- Cloud-based real-time performance monitoring and system control
- Variable engine speed operation for excellent part load performance and longer life

Tecochill®

The Driving Force in Cooling



	RT Series	STx Series	DTx Series
Cooling Capacity (tons)	50	150-200	300-400
Dimensions			
Length	18'4"	13'10"	14'3"
Height	7'11"	4'4"	7'0"
Width	5'6"	6'9"	7'7"
Operational Weight (lbs)	8,300	11,750	23,650

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Indoor Agriculture Rapidly growing market poised for exponential growth To grow 5x over five years according to Agrilyst Cannabis is primary near-term driver Leafy greens, herbs, and tomatoes are also Tecochill natural gas attracting capital Typically located near urban centers powered chillers provide a Often have older infrastructure and higher unique value proposition electricity rates for indoor farming Tecochill chillers virtually eliminate need to upgrade electrical infrastructure Removes heat generated by lighting and dehumidifies the air Virtually pure carbon dioxide exhaust can be utilized to help speed plant growth 28

Ilios Data World’s most efficient water heater 2-3x the efficiency of a conventional boiler Can generate 15 to 25 tons of free cooling while producing hot water Dimensions: 5’x3’x6’ Weight: 3,200 lbs Air-source Heat Pump Water-source Heat Pump 29

Ultera Emission Technology Fuel Cell Slayer: Enables internal combustion engine to achieve emissions similar to a fuel cell Design fits well Internal Engine tuned to within existing Combustion run slightly rich fork truck Engine architecture and does not require First Stage First stage significant Catalyst eliminates NOx reengineering Lowering exhaust Ultera on roof of outdoor InVerde Heat temperature prevents Exchanger reformation of NOx in second stage Second stage Second Stage Virtually Pure eliminates CO Catalyst CO2 Stream 30

Stationary Emissions Reduction Comparison 30 NOx CO 70 ppm 25 20 15 Emissions Emissions [ppm 15% @ O2] 10 CARB CHP CO Standard4 5 CARB CHP NOx Standard4 (Note 5) (Note 5) 0 Tecogen Ultera Microturbine Fuel Cell Engine BACT 1) Tecogen emissions based upon actual third party source test data 2) Microturbine and Fuel Cell NOx data from California Energy Commission, Combined Heat and Power Market Assessment 2010, by ICF International 3) Stationary engine BACT as defined by SCAQMD prior to reset of BACT to Rule 1110.2 standard on 2/2/18. 4) Limits represent CARB 2007 emission standard for Distributed Generation with a 60% (HHV) Overall Efficiency credit 5) CO data not available for microturbine and fuel cell 31

AVL Automotive Emissions Test Results Ultera Reduction of CO Concentration – US06 Cycle Standard Vehicle Emission System With the addition of the Ultera System Graphs present the reduction of measured CO concentration where CO concentration (ppm) is represented by the red line and the vehicle speed (in km/h) is represented by the blue line and depicts patterns of acceleration and deceleration. CO is nearly eliminated by the Ultera System 32

AVL Automotive Emissions Test Results Ultera Reduction of NMHC Concentration – US06 Cycle Standard Vehicle Emission System With the addition of the Ultera System Graphs present the reduction of NMHC (non-Methane hydrocarbons) where NMHC concentration (ppm) is represented by the black line and the vehicle speed (in km/h) is represented by the blue line and depicts patterns of acceleration and deceleration. 33

Stand-By Generator Emissions Test Results Ultera Performance on Caterpillar 15 Liter Natural Gas Generator 500.0 450.0 400.0 350.0 300.0 250.0 CO @ 15% 200.0 O2 (ppm) NOx @ 15% 150.0 O2 (ppm) 100.0 50.0 0.0 34

Forklift Truck Emissions Test Results Heavy Lift Test: Exceptional Results 99% CO reduction 58% THC reduction 24% NOx reduction 1000 100 400 F (204 C) Ultera Temperature Pre Ultera System 900 400 F (204 C) Ultera Temperature Pre Ultera System 90 Post Ultera System 800 Post Ultera System 80 700 70 600 60 500 50 NOx [ppm]NOx CO [ppm] CO 400 40 300 30 200 20 100 10 0 0 250 300 350 400 450 500 550 600 650 700 750 800 850 900 950 1000 250 300 350 400 450 500 550 600 650 700 750 800 850 900 950 1000 Runtime [sec] Runtime [sec] 35

Forklift Truck Emissions Test Results Low NOx Tuning Test (low loading) 100 2000 CO - Pre Ultera 90 1800 CO - Post Ultera 80 1600 NOx - Pre Ultera 70 1400 NOx - Post Ultera 1200 60 1000 50 CO [ppm] CO 800 40 NOx [ppm]NOx 600 30 400 20 200 10 0 0 1100 1160 1220 1280 1340 1100 1160 1220 1280 1340 Runtime [sec] Runtime [sec] Near-zero NOx levels achieved with simple engine control tuning (reprogramming) 36